UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
November 14, 2016
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 S. PENNSYLVANIA AVE. CUDAHY, WISCONSIN		53110
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As described in Item 2.03 below, on November 14, 2016, we entered into a Waiver to our Sixth Amended and Restated Credit Agreement (as amended). The disclosure provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 14, 2016, we entered into a Waiver (the “Waiver”) to our Sixth Amended and Restated Credit Agreement, as amended (the “Credit Agreement”) with U.S. Bank National Association, a national banking association, as LC Issuer, Swing Line Lender and Administrative Agent (the “Administrative Agent”), and the Lenders party thereto. The Sixth Amended and Restated Credit Agreement was filed with the SEC as Exhibit 10.28 to a Current Report on Form 8-K on September 28, 2015, and the Consent, Waiver and First Amendment to Sixth Amended and Restated Credit Agreement was filed with the SEC as Exhibit 10.28(A) to a Current Report on Form 8-K on June 23, 2016.
Pursuant to the Waiver, among other things, (i) the Administrative Agent and the Lenders waived the default resulting from our anticipated non-compliance with, and any actual or potential event of default resulting from such anticipated non-compliance with, the cash flow leverage ratio financial covenant set forth in the Credit Agreement for the four quarters ended September 30, 2016, and (ii) we reduced the revolving line of credit under the senior credit facility from a maximum aggregate amount of $300.0 million to $250.0 million.
A copy of the Waiver is filed as Exhibit 10.28(B) to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the terms of the Waiver does not purport to be complete and is subject to, and qualified in its entirety by reference to, the complete text of the Waiver.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

10.28 (B)
Waiver to Sixth Amended and Restated Credit Agreement, dated November 14, 2016, by and among the Registrant, U.S. Bank National Association, a national banking association, and the Lenders party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: November 17, 2016	By:	/s/ Peter R. Armbruster
Peter R. Armbruster
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.28 (B)
Waiver to Sixth Amended and Restated Credit Agreement, dated November 14, 2016, by and among the Registrant, U.S. Bank National Association, a national banking association, and the Lenders party thereto